                                                                    Exhibit 10.1

             SEPARATION OF EMPLOYMENT AGREEMENT AND GENERAL RELEASE

         WHEREAS Ronald W. Hovsepian (hereinafter "Employee") has been employed by Internet Capital Group, Inc. (hereinafter "Employer"); and

         WHEREAS Employee and Employer mutually desire to terminate amicably Employee's employment with Employer.

         IT IS HEREBY AGREED by and between Employee and Employer as follows:

         1. (a). Employee, for and in consideration of the undertakings of Employer set forth herein, and intending to be legally bound, does hereby permanently and irrevocably sever his employment relationship with Employer effective April 15, 2002 and also does hereby REMISE, RELEASE AND FOREVER DISCHARGE, Employer and its parent, subsidiaries, and affiliated entities, and its and their respective officers, directors, shareholders, employees and agents, its and their respective successors and assigns, heirs, executors, and administrators (hereinafter referred to collectively as "Releasees") of and from any and all actions and causes of action, suits, debts, claims and demands whatsoever in law or in equity, absolute or contingent, know or unknown which he ever had, now has, or which he, his heirs, executors or administrators may have, by reason of any matter, cause or thing whatsoever, from the beginning of time up to and including the termination of his employment, and particularly, but without limitation, any claims arising from or relating in any way to his relationship as an employee or consultant or the termination of his employment relationship with Employer, including, but not limited to, any claims that have been asserted, could have been asserted or could be asserted now or in the future, including any claims under any federal, state or local laws, including Mass. Gen. L. ch. 151B, the Section 1 et seq., as supplemented by Mass. Gen. L. ch. 149, Sections 24A-H; the Pennsylvania Human Relations Act, 43 P.S.Section 951 et seq.; Title VII of the Civil Rights Act of 1964, as amended, 42 U.S. C.Section 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C.Section 621 et seq., the Americans with Disabilities Act, 29 U.S.C.Section 12101 et seq.; any common law contract or tort claims now or hereafter recognized, and all claims for counsel fees and costs, provided; however, that nothing herein shall release Employer from its obligations hereunder, including its indemnification obligations under Section 7 hereof, or under the Consulting Agreement (defined below).

         1.(b). Employer on its behalf and on behalf of Releasees and intending to be legally bound does hereby REMISE, RELEASE, AND FOREVER DISCHARGE Employee and his heirs, executors, and administrators of and from any and all actions and causes of action, suits, debts, claims and demands whatsoever in law or in equity, absolute or contingent, known or unknown, which they ever had, now have, or which they or their successors and assigns, heirs, executors, and administrators may have, by reason of any matter, cause or thing whatsoever, from the beginning of time up to and including the termination of Employee's employment, and particularly, but without limitation, any claims arising from or relating in any way to Employee's consulting or employment relationship or the termination of his employment relationship with Employer, including, but not limited to, any claims that have been asserted, could have been asserted or could be asserted now or in the future; provided this Separation of Employment Agreement and General Release shall not release Employee from his obligations hereunder or under the Consulting Agreement or from any liability arising from or related to willful misconduct or criminal activity.

         2. In full consideration of Employee's execution of this Separation of Employment Agreement and General Release, and his agreement to be legally bound by its terms, Employer agrees, beginning upon the later of (i) the 8th day following Employee's termination date and (ii) the 8th day following the execution of this Separation of Employment Agreement and General Release, to do the following:

                  (a) Employer shall engage the Employee as a consultant pursuant to the terms of the Consulting Agreement attached hereto as Exhibit A (the "Consulting Agreement");

                  (b) Employer shall continue to pay the employer portion of premiums for continued medical and dental insurance benefits for Employee per his current benefits election until the earlier of August 31, 2002 or eligibility for these benefits under a new employer's or spouse employer's plan;

                  (c) Employer shall pay Employee $16,152.96 for accrued and unused vacation (less any amounts required to be withheld or any deduction required by reason of the Federal Insurance Contribution Act, Federal income tax, state and local income tax and comparable laws and regulations);

                  (d) Employer shall provide the Employee with outplacement assistance for a period of 6 months; and

                  (e) Employer shall pay up to $3,000 for legal fees incurred by Employee for services related to this Agreement;

                  (f) Employer shall provide Employee vesting credit so that the following shall be deemed fully vested on the 8th day following the date hereof:
(i) 750,000 shares of restricted stock granted on April 23, 2001, (ii) 109,375 stock options priced at $1.40 granted on July 25, 2001, (iii) 156,250 stock options priced at $2.09 granted on April 23, 2001, (iv) 116,667 stock options priced at $3.0312 granted on December 21, 2000. Vested stock options will be exercisable until February 28, 2005. Employee agrees to waive and hereby forfeits any and all of his rights to any and all other restricted stock and stock options granted to him by any Releasee, including Employer.

         3. Except as set forth herein, it is expressly agreed and understood that Employer does not have, and will not have, any obligation to provide Employee at any time in the future with any payments, benefits or consideration other than those recited in paragraphs 2(a) - 2(g) above.

         4. Employee further agrees and covenants that neither he, nor any person, organization or other entity on his behalf, will file, charge, claim, sue or cause or permit to be filed, charged or claimed, any civil action, suit or legal proceeding for personal relief (including any action for damages, injunctive, declaratory, monetary or other relief) against Releasees involving any matter occurring at any time in the past up to and including the date of this Separation of Employment Agreement and General Release or involving any continuing effects of any acts or practices which may have arisen or occurred prior to the date of this Separation of Employment Agreement and General Release. Employee further agrees that if any person, organization, or other entity should bring a claim against Releasees involving any such matter, he will not accept any personal relief in any such action.

         5. In further consideration of the agreements of Employer as set forth herein, Employee agrees that:

                  (a) Employee agrees that for the one (1) year period beginning on the date that his employment terminates, he will not, without Employer's express written consent, directly or indirectly engage in any employment or business activity with an ICG Competitor (defined below) or with any entity that provides products or services competitive with or substantially similar to those offered by any current ICG Affiliate Company (defined below); provided, however that nothing herein shall prohibit Employee from joining any partnership that invests in any entity that provides products or services competitive with or substantially similar to those offered by any current ICG Affiliate Company so long as Employee does not participate directly in investment or operational decisions regarding such entity. For purposes of this Separation of Employment Agreement and General Release, an "ICG Competitor" means any of the following entities or their successors: General Atlantic Partners LLC, iFormation Group, CMGI, Inc. and Divine Inc. "ICG Affiliate Company" means any of the following:
(i) eCredit.com, Inc., (ii) Logistics.com, Inc., (iii) OneCoast Network Corporation and (iv) ICG Commerce Holdings, Inc. Employee shall, notwithstanding this paragraph, comply with all other provisions of this agreement including paragraph 5(b).

                  (b) During the one (1) year period beginning on the date of this Separation of Employment Agreement and General Release, he will not either directly or through others, whether as a proprietor, stockholder, director, officer, consultant, independent contractor, employer, employee, agent representative or in any other capacity, (i) solicit, hire or attempt to solicit or hire any employee of Employer or any ICG Affiliate Company to change or terminate his or her relationship with such company or otherwise to become an employee, consultant or independent contractor of any other person or business entity or (ii) solicit, hire or attempt to solicit or hire any consultant, independent contractor or customer of Employer or any ICG Affiliate Company with whom he had contact during the course of his employment with Employer to change or terminate his or her relationship with any such company or to become an employee, a consultant, independent contractor or customer to, for or of any other person or business entity. Nothing in this section 5 (b) shall prevent Employee from soliciting, hiring or attempting to solicit or hire any individual
(i) whose employment with Employer or an ICG Affiliate Company terminated more than six months prior to the contact or (ii) who directly contacts Employee regarding obtaining employment elsewhere. Notwithstanding the foregoing, general solicitations of employment published in a journal, over the Internet, newspaper or other publication of general circulation and not specifically directed towards such employees, consultants or independent contractors shall not be deemed to constitute solicitation for purposes of this Section. Employee shall not be prohibited from employing or maintaining as a customer any person or business that contacts Employee on such person's or such business' own initiative and without any solicitation on Employee's part, directly or through others.

                  (c) At all times hereafter, Employee agrees to hold in strictest confidence and not to disclose, lecture upon or publish any of Employer's Proprietary Information (defined below), unless Employer expressly authorizes such disclosure in writing. "Proprietary Information" shall mean any and all confidential and/or trade secrets and/or proprietary knowledge, data or information of Employer, its affiliated entities, any of its partner companies, investors, and partners, including but not limited to information relating to financial matters, investments, budgets, personnel matters, business plans, products, processes, know-how, designs, methods, improvements, discoveries, inventions, ideas, data, programs and other works of authorship. Employer acknowledges and agrees that "Proprietary Information" shall not include any knowledge that Employee acquired prior to his commencement of any consulting or employment relationship with Employer.

                  (d) Employee shall deliver to the person designated by Employer all originals and copies of all documents and other property of Employer in his possession, under his control or to which he may have access. Employee will not reproduce or appropriate for his own use, or for the use of others, any Employer property, Proprietary Information or Inventions.

                  (e) Employee hereby assigns to Employer all his interest in any and all Inventions that he conceived or developed during his employment and acknowledges that all original works of authorship that are made by him within the scope of and during the period of his employment with Employer and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act. The term "Inventions" shall mean all trade secrets, inventions, processes, data, programs, works of authorship, know-how, improvements, discoveries, developments, techniques and designs including all patented, copyright or trademarked information. The term "Inventions" shall not include those inventions developed by Employee prior to the commencement of any consulting or employment relationship with Employer and described in Exhibit B hereto. Employee agrees that the decision whether or not to commercialize or market any Invention developed by him is within Employer's sole discretion and for Employer's sole benefit and that no royalty will be due to Employee as a result of Employer's efforts to commercialize or market any such Invention. Employee agrees to execute any proper oath or verify any proper document required to carry out the terms of this Separation of Employment Agreement and General Release.

                  (f) Because Employee's services to Employer were personal and unique, and because he had access to and has become acquainted with the Proprietary Information and because any breach by Employee of any of the restrictive covenants contained in this Separation of Employment Agreement and General Release would result in irreparable injury and damage for which money damages would not provide an adequate remedy, Employer shall have the right to enforce the obligations set forth in Section 5 of this Separation of Employment Agreement and General Release by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that Employer may have for a breach, or threatened breach, of the provisions of Section 5 of this Separation of Employment Agreement and General Release. Employee agrees that in any action in which Employer seeks injunction, specific performance or other equitable relief, Employee will not assert or contend that any of the provisions of Section 5 of this Separation of Employment Agreement and General Release are unreasonable or otherwise unenforceable.

         6. This Separation of Employment Agreement and General Release will be governed by and construed according to the laws of the State of Delaware, where the Employer is incorporated. Employee acknowledges and agrees that he has had an opportunity to seek advice of counsel in connection with this Separation of Employment Agreement and General Release and that the covenants contained herein are reasonable in geographical and temporal scope and in all other respects. If any court or other decision-maker of competent jurisdiction determines that any of the covenants contained in this Separation of Employment Agreement and General Release, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, then, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced. In case any one or more of the provisions contained in
Section 5 of this Separation of Employment Agreement and General Release shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of Section 5 of this Separation of Employment Agreement and General Release, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. No waiver by Employer of any breach of this Separation of Employment Agreement and General Release shall be a waiver of any preceding or succeeding breach. No waiver by Employer of any right under this Separation of Employment Agreement and General Release shall be construed as a waiver of any other right.

         7. Employer agrees to continue to indemnify, defend and hold harmless Employee against all claims, losses, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring during Employee's employment by Employer, including by reason of the fact that Employee served at the request of Employer as an officer and/or director of another corporation and of all equity interests, to the same extent and on the same terms and conditions (including with respect to advancement of expenses) provided for in Article VI of Employer's bylaws or under the Delaware General Corporation Law, each as in effect on the date of Employee's termination of his employment relationship. Employer agrees that nothing in this agreement shall affect or modify Employee's rights, if any, under any officers' and directors' liability insurance policies purchased by Employer and in effect during Employee's employment with Employer and that Employee shall be provided indemnification of the type described in this paragraph by Employer no less broad than Employer provides its other officers.

         8. The parties hereto acknowledge that the undertakings of each of the parties herein are expressly contingent upon the fulfillment and satisfaction of the obligations of the other party as set forth herein.

         9. Employee hereby agrees and recognizes that his employment relationship with Employer has been permanently and irrevocably severed and that Employer has no obligation, contractual or otherwise, to hire, rehire or re-employ him in the future, and he agrees not to seek re-employment with Employer.

         10. Employee agrees and acknowledges that the agreement by Employer, described herein, is not and shall not be construed to be an admission of any violation of any federal, state or local statute or regulation, or of any duty owed by Employer and that this agreement is made voluntarily to provide an amicable conclusion of his employment relationship with Employer.

         11. Employee agrees, covenants and promises that from and after the Effective Time he will not communicate or disclose, the terms of this Separation of Employment Agreement and General Release to any persons with the exception of members of his immediate family, his attorney, and his accountant or tax advisor, each of whom shall be informed of this confidentiality obligation and shall be bound by its terms. Employee further agrees that he will not disparage in any way the professional or personal reputation or character of Releasees.

         12. Employee hereby certifies that he has read the terms of this Separation of Employment Agreement and General Release, that he has been informed by Employer, through this document and otherwise, that he should discuss this Separation of Employment Agreement and General Release with an attorney of his own choice, and that he understands its terms and effects. Employee further certifies that he has the intention of releasing all claims recited herein in exchange for the consideration described herein, which he acknowledges as adequate and satisfactory to him. Neither Employer nor any of its agents, representatives or attorneys has made any representations to Employee concerning the terms or effects of this Separation of Employment Agreement and General Release other than those contained herein.

         13. Employee acknowledges that he has been informed that he has the right to consider this Separation of Employment Agreement and General Release for a period of at least 21 days prior to entering into this Separation of Employment Agreement and General Release. Employee further acknowledges that he has the right to revoke this Separation of Employment Agreement and General Release within seven (7) days of its execution by giving written notice of such revocation by hand delivery or fax to Internet Capital Group, Inc., 435 Devon Park Drive, Building 600, Wayne, PA 19087, Fax: 610-989-0112, Attention: Stephen
M. Prichard, within the seven (7) day period.

         14. This Separation of Employment Agreement and General Release is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us, other than any existing restrictive covenant agreement between Employee and Employer. No modification of or amendment to this Separation of Employment Agreement and General Release, nor any waiver of any rights under this Separation of Employment Agreement and General Release, will be effective unless in writing and signed by the party to be charged.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed the foregoing Separation of Employment Agreement and General Release this 15th day of April, 2002.

WITNESS: /s/  Megan Hovsepian
         --------------------

                                        /s/  Ronald Hovsepian
                                        ----------------------------------
                                        Ronald Hovsepian

                                        INTERNET CAPITAL GROUP, INC.
WITNESS: /s/  Angie Ficco               By:
         --------------------

                                        /s/  Stephen M. Prichard
                                        ----------------------------------
                                        Stephen M. Prichard
                                        Managing Director, Human Resources

                                    Exhibit A

                              Consulting Agreement

                              CONSULTING AGREEMENT

         This Consulting Agreement ("AGREEMENT") is made and entered into by and between Internet Capital Group Operations, Inc. (the "COMPANY"), a Delaware corporation, and Ronald Hovsepian ("Consultant").

         WHEREAS, the Company desires to have the benefit of Consultant's skills and services, and he desires to perform services for the Company, on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, the Company and Consultant hereby agree as follows:

1. SERVICES TO BE PROVIDED. During the term of this Agreement, Consultant shall perform for the Company such consulting services as the Company reasonably requests from time to time. Consultant agrees to perform such services in a professional manner, consistent with industry standards. Consultant will devote 6 days per month to providing consulting services hereunder.

2. TERM. The term of this Agreement shall begin on April 16, 2002 and continue until August 31, 2002.

3. COMPENSATION. As compensation for Consultant's performance of services under this Agreement and as consideration for the restrictive covenants contained in this Agreement, Consultant shall receive an aggregate of $135,000, payable within 10 days of execution of this agreement. Consultant will bill the Company for reasonable out-of-pocket expenses, including travel, telephone and facsimile transmission, mail, photocopying and materials production. Consultant will use his own computer equipment, office space and phone lines for the services he performs for the Company. He will not bill the Company for his equipment and overhead costs.

4. INDEPENDENT CONSULTANT. Consultant shall not be considered a partner, co-venturer, agent, employee, or representative of Company, but shall remain in all respects an independent consultant. The Company shall not have any rights under this Agreement to control the manner and methods of providing services to be rendered under this Agreement. Consultant shall not be entitled to participate in or receive any benefit or right as a Company employee. This Agreement does not authorize, expressly or impliedly, Consultant to make or undertake any promise, warranty or representation, to execute any contract, or otherwise to assume any obligation or responsibility for the Company, or to hire persons as employees of the Company, or to otherwise act on behalf of, or to represent that Consultant is an agent or representative of the Company.

The Consultant further acknowledges and agrees that he shall be responsible for the payment of all federal, state and local taxes, estimated or otherwise, and shall pay such taxes when due. The parties agree that the Company will file information returns with all appropriate government agencies detailing the total consideration paid to Consultant during each year that services are performed under this Agreement.

5.       ASSIGNMENT; OWNERSHIP OF WORKS.

         a. DEFINITIONS. For purposes of this Agreement, the term "PROPRIETARY RIGHTS" shall mean all trade secrets, know-how, patents, copyrights and other intellectual property rights throughout the world. The term "INVENTIONS" shall mean all trade secrets, inventions, processes, data, concepts, programs, original works of authorship, know-how, improvements, discoveries, developments, designs, techniques and other work product, whether or not patentable or registrable under copyright, trademark or similar laws.

         b. ASSIGNMENT. Consultant hereby assigns and transfers and agrees to assign and transfer in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all of his right, title, ownership and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) which he solely or jointly conceives or develops or reduces to practice, or causes to be conceived or developed or reduced to practice during the term of his services under this Agreement ("COMPANY INVENTION"). Consultant will, at the Company's request(s), promptly execute a written assignment to the Company of any such Company Invention, and he will preserve any such Company Invention as part of the Proprietary Information of the Company. Consultant further acknowledges and agrees that all Inventions protectable by copyright are "works made for hire" under the U.S. Copyright Act. However, to the extent that any such Inventions may not, by operation of any applicable law, be a "work made for hire," such Inventions, including all Proprietary Rights in or associated therewith, shall be assigned to Company under this paragraph 5. Consultant warrants that all Inventions and Proprietary Rights are free and clear of all liens, security interests, claims and other encumbrances of any type and are and will be free from claims of infringement by third parties.

         c. PRIOR INVENTIONS. Consultant has set forth on the attached Prior Inventions Schedule a complete list of all Inventions that he has, along or jointly with others, made prior to the commencement of this Agreement with the Company that he considers to be his property or the property of third parties and that he wishes to have excluded from the scope of this Agreement (collectively "PRIOR INVENTIONS"). If no such disclosure is attached, Consultant represents that there are no Prior Inventions. If, during the term of this Agreement with the Company, Consultant incorporates a Prior Invention into a Company product process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, Consultant agrees that he will not incorporate, or permit to be incorporated, Prior Inventions in any Company Inventions without the Company's prior written consent.

6.       LEGAL AND EQUITABLE REMEDIES.

         a. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of Delaware. Consultant agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Agreement, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled.

         b. Notwithstanding paragraph 6(a) of this Agreement, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach, or threatened breach, of this Agreement. Consultant agrees that in any action in which the Company seeks an injunction, specific performance or other equitable relief, he will not assert or contend that any of the provisions of this Agreement are unreasonable or otherwise unenforceable.

7. NO ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Consultant hereunder are of a personal nature and shall not be assigned, subcontracted or delegated, in whole or in part, by Consultant.

8. NO WAIVER OR MODIFICATION. This Agreement cannot be changed, modified, extended or terminated except upon written amendment signed by each party. Consultant agrees that if the Company delays or fails to take action to remedy any threatened or actual breach by Consultant of this Agreement or any portion thereof, such delay or inaction by the Company shall not operate or be construed as a waiver of any subsequent threatened or actual breach by me of the same or any other provision, agreement or covenant. No waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged.

9. NOTICES. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered, sent by facsimile or mailed by registered or certified mail, to the addresses listed below, or to such other names or addresses as Company or Consultant, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this paragraph, provided that notice of change of address shall be deemed given only when received.

        Consultant:               Company:

        Ronald Hovsepian          Internet Capital Group Operations, Inc.
        195 Underwood Street      435 Devon Park Drive
        Holliston, MA 07146       Building 600
        fax:  (610) 230-2353      Wayne, PA  19087
                                  Attention:  Human Resources
                                  fax: (610) 989-0112

10. SURVIVAL. Unless expressly stated otherwise herein, each of the provisions of this Agreement shall survive the termination of this Agreement, and the assignment of this Agreement by the Company to an Affiliate or any successor in interest or other assignee.

11. ENTIRE AGREEMENT. This Agreement is the sole agreement between Consultant and Company with respect to the consulting services to be performed hereunder and it supersedes all prior agreements and understandings with respect thereto, whether oral or written.

I HEREBY STATE THAT I HAVE READ THIS AGREEMENT IN ITS ENTIRETY, THAT I HAVE BEEN GIVEN AN OPPORTUNITY TO CONSIDER THE AGREEMENT AND DISCUSS IT WITH THE ATTORNEY OF MY CHOICE, AND THAT I ENTER INTO THIS AGREEMENT VOLUNTARILY AND INTENDING TO BE LEGALLY BOUND. I UNDERSTAND AND AGREE THAT I AM ENTERING INTO AN INDEPENDENT CONSULTANT RELATIONSHIP WITH THE COMPANY, AND THAT I HAVE NO PRESENT OR FUTURE RIGHT TO EMPLOYMENT OR THE BENEFITS OF EMPLOYMENT WITH THE COMPANY. I HAVE COMPLETELY FILLED OUT THE PRIOR INVENTIONS SCHEDULE TO THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement as of the date stated below.

                                        INTERNET CAPITAL GROUP OPERATIONS, INC.

Date:  April 15, 2002                   By:  /s/  Stephen M. Prichard
       --------------                        ------------------------
                                             Stephen M. Prichard
                                             Managing Director, Human Resources



Date:  April 15, 2002                   /s/  Ronald Hovsepian
       --------------                        ------------------------
                                             Ronald Hovsepian

                            PRIOR INVENTIONS SCHEDULE

None

                                    Exhibit B

                                   Inventions

None